                   OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
                              Supplement to the
                     Prospectus dated September 24, 2003

1. The section titled  "Borrowing for Leverage" under "Main Risks of Investing in the Fund" on page 4 of the Prospectus is deleted.

2. The  following   paragraph   should  be  added  under  the  section  "Other
   Investment Strategies" on page 11.

       |X|  Borrowing  for  Leverage.  The Fund can borrow  money to  purchase additional  securities,  a technique  referred to as  "leverage."  As a fundamental  policy, the Fund's borrowings for investment purposes must be from banks and are  limited to not more that 5% of the Fund's  total assets.  The  interest  on  borrowed  money is an  expense  that  might reduce the Fund's yield.

September 24, 2003                                          PS0740.021